                                                                Exhibit 32.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Mymetics Corporation (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Christian J.F. Rochet, Chief Executive Officer of the Company, and Ernst Luebke, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Christian J.F. Rochet
    -----------------------------
Christian J.F. Rochet
Chief Executive Officer



By: /s/ Ernst Luebke
    -----------------------------
Ernst Luebke
Chief Financial Officer

March 30, 2004




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